UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 13, 2010 (Date of earliest event reported)
Central Valley Community Bancorp (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-31977 (Commission File Number)	77-0539125 (IRS Employer Identification Number)

7100 N. Financial Dr. Ste. 101, Fresno, CA (Address of principal executive offices)		93720 (Zip Code)
559-298-1775 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 13, 2010, Central Valley Community Bank, the sole subsidiary of Central Valley Community Bancorp, issued a press release announcing the expansion of its Modesto Loan Production office to a full service branch. The press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Central Valley Community Bancorp dated September 13, 2010

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2010	CENTRAL VALLEY COMMUNITY BANCORP By: /s/ Daniel Doyle Daniel Doyle President and Chief Executive Officer (Principal Executive Officer)

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Central Valley Community Bancorp dated September 13, 2010